OPPENHEIMER TRINITY CORE FUND
                Supplement dated October 11, 1999 to the
                    Prospectus dated August 30, 1999

The Prospectus is changed as follows:

      The second sentence of the first paragraph in the section entitled "What Does the Fund Invest In?" on page 3 is replaced by the following sentence:

      The Fund does not expect to invest in all of the stocks included in the S&P 500 Index at the same time, and the Fund's investments in particular stocks may be allocated in amounts that vary from the proportional weightings of those stocks in the S&P 500 Index.
      Therefore, the Fund is not an "index" fund.






















October 11, 1999                                              PS0211.003